            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Amendment No. 2 to Registration Statement
No. 333-127905 on Form F-1 of our report dated April 8, 2005 relating to the combined financial statements of the Vafias Group of LPG Carriers appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such
Prospectus.

/s/ Deloitte
Deloitte
Hadjipavlou, Sofianos & Cambanis S.A.
October 5, 2005
Athens, Greece